UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction Of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas		78248
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The purpose of this Form 8-K is to correct a clerical error in Exhibit 99.02 to NuStar Energy L.P.’s annual report on Form 10-K for the year ended December 31, 2006, which was filed on February 28, 2007. KPMG LLP’s “Report of Independent Registered Public Accounting Firm,” which provides KPMG’s opinion with respect to KPMG’s audit of the balance sheet dated December 31, 2006 of Riverwalk Logistics, L.P., NuStar’s general partner, is now correctly dated February 28, 2007.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.01	Report of Independent Registered Public Accounting Firm, Balance Sheet—December 31, 2006 and Notes to Balance Sheet— December 31, 2006 of Riverwalk Logistics, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	NuStar GP, LLC its general partner

Date: May 14, 2007			By:	/s/Amy L. Perry
			Name:	Amy L. Perry
			Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

99.01	Report of Independent Registered Public Accounting Firm, Balance Sheet—December 31, 2006 and Notes to Balance Sheet— December 31, 2006 of Riverwalk Logistics, L.P.